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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 15, 2003
                                                           ------------

                               Clarus Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      0-24277                               58-1972600
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(State or other jurisdiction    (Commission File Number)          (IRS Employer Identification No.)
of incorporation)

       One Pickwick Plaza, Greenwich, Connecticut                                   06830
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         (Address of principal executive offices)                                 (Zip Code)

Registrant's telephone number, including area code: (203) 302-2000
                                                    --------------


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

         Exhibit 99.1 Press Release dated May 15, 2003 with respect to the Registrant's financial results for the first quarter ended March 31, 2003.

Item 9.  Regulation FD Disclosure

         The information included in this section is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On May 15, 2003, Clarus Corporation (the "Registrant") announced financial results for the first quarter ended March 31, 2003. A copy of the press release announcing the Registrant's earnings results for the first quarter ended March 31, 2003 is attached hereto as Exhibit 99.1.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2003

CLARUS CORPORATION

By:  /s/ Nigel P. Ekern
     ---------------------------------------------
         Nigel P. Ekern,
         Chief Administrative Officer


By:  /s/ Susan Luckfield
     ---------------------------------------------
         Susan Luckfield,
         Controller



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                                  Exhibit Index

                  Exhibit 99.1 Press Release dated May 15, 2003